MERRILL LYNCH
FEDERAL
SECURITIES TRUST




FUND LOGO




Quarterly Report

November 30, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.







Merrill Lynch
Federal Securities Trust
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH FEDERAL SECURITIES TRUST


DEAR SHAREHOLDER


Investment Environment
During the three-month period ended November 30, 1998, global market volatility increased, marked by a series of adverse business, economic and political developments. Despite a precipitous drop in interest rates, US credit market spreads widened significantly during the quarter, as investors became more risk averse in response to the deepening global financial problems. In an effort to alleviate the liquidity squeeze gripping the US credit market and prevent the US economy from tumbling into a recession, the Federal Reserve Board lowered interest rates in late September, in mid-October and again in mid-November.

Numerous events caused market volatility to increase and credit market spreads to widen. The resulting deleveraging process caused by the hedge fund crisis, coupled with deteriorating economic conditions in Latin America and Japan and US presidential impeachment proceedings, prompted wide gyrations in US equity prices and a tightening of bank credit standards. Consequently, US credit spreads widened to levels seen only in past recessions. In a preemptive move to ease the liquidity strain upon the credit markets, the Federal Reserve Board lowered the Federal Funds rate by 75 basis points (0.75%) to 4.75% and the discount rate was reduced 50 basis points to 4.50% over a span of just seven weeks, the fastest easing move since the last economic recession in 1991.

Despite global economic turmoil, the US economy continued to exhibit stronger-than-expected growth in the third quarter of 1998. Gross domestic product (GDP), led by an improved trade deficit and strong consumer demand, rose 3.9% during the November quarter. After a 2.2% and 2.1% reduction in GDP during the first and second quarters of 1998, respectively, fewer imports helped improve the trade deficit in the quarter ended November 30, 1998. As a result, the US trade deficit subtracted just 0.4% from third-quarter GDP. More important, consumer spending, which rose 4.1% in the November quarter, remains exceptionally strong and continues to outstrip income growth. In addition, new home sales and new housing starts are at or near their all-time highs, keeping housing growth particularly strong. Nonetheless, despite the recent economic euphoria, we see signs that US economic growth could slow in 1999.

Structural imbalances in two sectors of the US economy could cause growth to slow in 1999. First, consumer spending, which has exploded from strong employment growth and personal asset gains, could begin to moderate, and job growth is slowing. The three-month average gain in non-farm payrolls through November 1998 is the lowest in three years. In addition, consumer confidence is falling and is at a 19-month low. Slower income growth from smaller job gains, coupled with dropping consumer confidence, could slow spending growth in 1999. Second, capital spending, which has grown at a double-digit pace since 1991, is beginning to slow. Huge capital spending investments have allowed companies to increase their output capacity. However, slowing global economies have reduced demand and left companies with capacity overhang. As a result, capacity utilization, which has fallen steadily, was at an 80.6% rate in November, a five-year low. Consequently, we expect capital spending growth to slow in 1999. Finally, the US trade deficit could widen because of reduced global demand amid a continuing global economic slowdown, which could result in a further drag on US economic growth. Should US economic growth begin to show signs of weakness, we expect the Federal Reserve Board to further ease monetary policy.


Merrill Lynch Federal Securities Trust
November 30, 1998


Portfolio Strategy
The summer months of 1998 proved to be tumultuous ones for interest rates. The downturn in the Asian economies and concerns about Russia caused a flight to quality that drove US interest rates lower. Although interest rates backed up in November, they continued their downward trend during the three-month period. The body of the yield curve (maturities ranging from two years to ten years) moved lower by 25 basis points--30 basis points, while short-term interest rates for three-month and one-year Treasury bills were down 35 basis points.

The decline in interest rates caused Treasury prices to move higher. The five-year Treasury note moved higher by about one point, while the ten-year Treasury note increased by approximately one and a half points. Further, current coupon mortgage-backed securities (MBS) were virtually unchanged in price. This decoupling of price movements reflects the overall flight to quality where US Treasury securities, specifically current coupon issues, are the investment of choice. All other securities lag, even older-issue US Treasury securities and Government National Mortgage Association (GNMA) MBS, which are fully guaranteed by the US Government.

This unusual environment creates opportunities for investors. For example, GNMA 6% MBS priced at a discount at the end of the November quarter. The discount (below par) price means prepayments are not a concern. Its 6% coupon compares very favorably with five-year and ten-year Treasury notes, which ended the period with yields of 4.52% and 4.72%, respectively. The resulting yield spread is historically wide and especially attractive at the current low level of interest rates. The percentage pickup in yield is exceptional. To take advantage of such opportunities, we have eliminated our US Treasury position.

The Trust is fully invested, with only 1% of net assets in short-term securities. This does not reflect a view toward lower interest rates. In fact, interest rates may not move much lower. However, it does reflect a view that MBS yields are very attractive on a relative basis and that yield spreads should tighten toward more historical norms. It also illustrates our view that the yield curve may steepen with short-term interest rates moving lower, which would benefit MBS. Consequently, our current portfolio structure allows for better yields and better price movement.

Within our MBS allocation, it is important to note two sub-categories. First, our 15-year MBS investment remains high. Recently, 15-year MBS yield spreads widened more than 30-year MBS yield spreads, mainly because there were supply concerns centering around homeowners refinancing 30-year mortgages into 15-year mortgages. Also, 15-year MBS prepay slower than similarly priced 30-year MBS. If the yield curve steepens, they should outperform 30-year MBS.

The second sub-category is multi-family MBS, which represents a large portion of Trust holdings. These securities offer attractive yields and are protected by penalties against unwanted prepayments. This allows the price to move higher if interest rates decline. Like all MBS, they will benefit from both a yield spread tightening and/or a steepening in the yield curve. Also, the principal and interest payments are fully guaranteed by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.


In Conclusion
We thank you for your continued investment in Merrill Lynch Federal Securities Trust, and we look forward to discussing our outlook and strategy with you in our upcoming semi-annual report to shareholders.


Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and Portfolio Manager



January 6, 1999






Merrill Lynch Federal Securities Trust
November 30, 1998


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.(There is no initial sales charge for automatic shareconversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results*
                                                                                   Ten Years/       Standardized
                                                 12 Month         3 Month       Since Inception     30-day Yield
                                               Total Return     Total Return      Total Return     As of 11/30/98
ML Federal Securities Trust Class A Shares        +7.05%           +1.44%           + 40.24%            5.42%
ML Federal Securities Trust Class B Shares        +6.23            +1.35            + 46.63             4.87
ML Federal Securities Trust Class C Shares        +6.29            +1.34            + 35.62             4.82
ML Federal Securities Trust Class D Shares        +6.89            +1.48            +115.06             5.17

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Trust's ten-year/since inception periods are: Class A & Class C Shares, from 10/21/94 to 11/30/98; Class B Shares, from 12/23/91 to 11/30/98; and Class D Shares, for the ten years ended 11/30/98.


Merrill Lynch Federal Securities Trust
November 30, 1998


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                         +8.15%         +3.82%
Inception (10/21/94)
through 9/30/98                            +8.92          +7.80

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                         +7.43%         +3.43%
Five Years Ended 9/30/98                   +5.42          +5.42
Inception (12/23/91)
through 9/30/98                            +5.82          +5.82

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/98                         +7.38%         +6.38%
Inception (10/21/94)
through 9/30/98                            +8.04          +8.04

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                         +7.99%         +3.67%
Five Years Ended 9/30/98                   +5.96          +5.10
Ten Years Ended 9/30/98                    +8.02          +7.58

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Terry K. Glenn, Executive Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Federal Securities Trust
November 30, 1998

SCHEDULE OF INVESTMENTS
                                                             Face        Interest        Maturity
Issue                                                       Amount         Rate           Date(s)               Value

US Government Agency Mortgage-Backed Obligations*--98.76%
Federal Home Loan Mortgage                   #W10002    $100,000,000      6.775(2)%     11/01/2003          $105,500,000
Corporation Mortgage-Backed Securities--
Multi-Family++++

Federal Home Loan Mortgage Corporation                           569     10.00          7/01/2019                    616
Participation Certificates                                 9,780,474     10.50     9/01/2000-9/01/2020        10,780,724
                                                           2,489,122     11.00     8/01/2010-9/01/2020         2,775,596
                                                           2,347,282     11.50     12/01/2011-6/01/2020        2,662,451
                                                           1,006,654     12.00     7/01/1999-6/01/2020         1,150,529
                                                           1,914,134     12.50     10/01/1999-7/01/2019        2,208,748
                                                           2,822,176     13.00     8/01/1999-2/01/2016         3,288,430

Federal Home Loan Mortgage Corporation                       313,648      6.00          4/01/2009                315,217
Participation Certificates--Gold Program                 150,465,310      6.50     2/01/2011-10/01/2028      152,302,548
                                                         181,308,840      7.00     1/01/2008-9/01/2028       185,435,890
                                                          21,662,274      7.50     5/01/2009-8/01/2017        22,276,185
                                                          20,373,449      8.00     1/01/2007-10/01/2027       20,993,112
                                                           6,113,462      8.50     1/01/2025-7/01/2025         6,396,149
                                                           3,389,082     10.50    10/01/2020-12/01/2020        3,717,382

Federal Home Loan Mortgage                   Trust 177    43,782,897      7.00          7/01/2026             44,713,012
Corporation REMICs**                         Trust 134     1,328,712      9.00(1)       4/15/2022                254,116
                                             Trust 1220    6,566,367     10.00          2/15/2022              6,567,734

Federal National Mortgage Association                    130,321,784      6.00  11/01/2023-11/01/2028(11)    128,610,989
                                                         283,418,894      6.50     12/01/2008-9/01/2028      286,087,097
                                                                 714      7.50          1/01/2025                    734
                                                             867,519      8.00     9/01/2024-9/01/2027           897,982
                                                           9,597,935      8.50     5/01/2010-5/01/2018         9,995,313
                                                          18,630,140      8.50(3)       7/15/2023             19,445,208
                                                          13,453,541      9.50          3/01/2020             14,412,106
                                                               6,534     10.50          9/01/2000                  6,656
                                                          22,085,738     11.00     2/01/2011-11/01/2020       24,589,061
                                                              34,960     11.50          6/01/2015                 39,244
                                                           1,243,767     13.00     8/01/2010-6/01/2015         1,457,721

Federal National Mortgage Association        #0160465     33,603,744      6.16(8)       8/01/2013             34,107,800
Mortgage-Backed Securities--                 #0380332      9,585,825      6.195(7)      6/01/2005              9,852,431
Multi-Family++++                             #0375610     13,873,188      6.465(7)      6/01/2004             13,855,847
                                             #0380021      6,327,165      6.49(9)       1/01/2008              6,319,257
                                             #0073240      4,901,302      6.50(7)       11/01/2002             5,045,277
                                             #0073809     10,490,529      6.515(10)     12/01/2001            10,647,886
                                             #0073894        981,634      6.525(7)      12/01/2003             1,018,213
                                             #0073885        884,300      6.545(9)      1/01/2007                929,743
                                             #0073873        762,332      6.625(9)      2/01/2007                805,136
                                             #0073221      1,455,583      6.715(7)      10/01/2005             1,536,731
                                             #0375015     19,306,914      6.79(7)       4/01/2004             20,073,157
                                             #0073915      1,515,346      6.87(9)       1/01/2007              1,618,769
                                             #0073910     11,749,001      6.875(9)      1/01/2007             12,569,939
                                             #0375043      3,550,958      6.895(9)      4/01/2007              3,697,435
                                             #0375007     12,010,224      6.94(9)       3/01/2007             12,906,389
                                             #0375012      3,255,525      6.95(9)       4/01/2007              3,500,421



Merrill Lynch Federal Securities Trust
November 30, 1998

SCHEDULE OF INVESTMENTS (continued)
                                                             Face        Interest        Maturity
Issue                                                       Amount         Rate          Date(s)               Value

US Government Agency Mortgage-Backed Obligations* (concluded)
Federal National Mortgage Association        #0073944   $ 13,774,523      6.96(9)  %    1/01/2007           $ 14,806,306
Mortgage-Backed Securities--                 #0073952      2,777,154      6.96(9)       1/01/2007              2,982,352
Multi-Family++++ (concluded)                 #0073946      5,384,584      6.97(9)       2/01/2007              5,788,701
                                             #0073969      7,974,986      7.05(9)       2/01/2007              8,605,927
                                             #0073962      4,660,905      7.085(9)      2/01/2007              5,047,460
                                             #0073967      4,531,479      7.105(9)      2/01/2007              4,685,833
                                             #0073992      2,574,461      7.115(9)      2/01/2007              2,792,640
                                             #0375069      1,076,931      7.122(9)      4/01/2007              1,134,143
                                             #0073943      1,454,544      7.18(4)       2/01/2019              1,511,816
                                             #0073608      4,813,124      7.49(9)       8/01/2006              5,309,169
                                             #0375052      4,705,538      7.50(9)       3/01/2027              4,923,169
                                             #0109076      2,164,609      7.59(9)       8/01/2006              2,396,085
                                             #0160024      5,124,360      7.625(9)      11/01/2003             5,431,822
                                             #0160095      7,160,173      7.66(9)       3/01/2004              7,706,329

Federal National Mortgage Association        98-M1-IO2    98,730,145      0.68635(1)    2/25/2013              4,921,076
Mortgage-Backed Securities--                 94-M1-IO     74,946,688      0.87(1)       10/25/2003             2,459,188
REMICs**--Multi-Family++++                   98-M3-B      10,960,597      6.45          8/17/2013             11,125,006
                                             97-M8-A2     19,135,000      7.16          1/25/2022             20,187,425
                                             96-M3-A2     40,500,000      7.41          3/25/2021             41,360,625
                                             94-M3-B      12,852,841      7.71          4/25/2006             12,933,171
                                             94-M4-A      13,125,849      9.09275       8/25/2026             13,240,701

Federal National Mortgage Association        94-56-TB      5,239,230      6.50(1)       7/25/2022              1,389,489
REMICs**                                     Trust 273     5,663,234      7.00(1)       7/01/2026                993,895
                                             93-123-S     11,764,296      9.77031++     7/25/2000             12,186,987
                                             93-121-SD     2,673,932     10.00++        2/25/2023              2,671,092

Government National                                       50,463,165      6.50    10/15/2023-11/15/2028       50,984,552
Mortgage Association                                     215,489,824      7.00     4/15/2022-7/15/2028       220,618,203
                                                         102,067,358      7.50     1/15/2007-6/15/2028       105,398,047
                                                          78,252,322      8.00     1/15/2024-8/15/2026        81,417,620
                                                          32,382,024     10.00    12/15/2015-12/15/2021       35,048,496
                                                             104,543     10.50     10/15/2014-4/15/2021          113,410
                                                                 284     11.00          1/15/2016                    316
                                                               6,339     11.50          8/15/2013                  7,084

Total US Government Agency Mortgage-Backed Obligations (Cost--$1,866,728,263)                              1,885,543,116

    Face
   Amount                                              Issue

Repurchase Agreements***--2.04%
$ 39,000,000                Morgan Stanley and Co., purchased on 11/30/1998 to yield
                            5.375% to 12/01/1998                                                              39,000,000

Total Repurchase Agreements (Cost--$39,000,000)                                                               39,000,000



Merrill Lynch Federal Securities Trust
November 30, 1998

SCHEDULE OF INVESTMENTS (concluded)
                Nominal Value                                                     Strike   Notification
              Covered by Options                  Issue                           Price       Date             Value

Options Purchased--0.00%
Call Options       52,658,862     Government National Mortgage Association,
Purchased                         30-Year, 6.625% Adjustable Rate Mortgage(5)(6)   100    9/20/2011(5)   $        10,532

Total Options Purchased (Cost--$0)                                                                                10,532

Total Investments (Cost--$1,905,728,263)--100.80%                                                          1,924,553,648

Options Written--0.00%

Put Options        52,658,862     Government National Mortgage Association,
Written                           30-Year, 6.625% Adjustable Rate Mortgage(5)(6)   100    9/20/2011(5)           (84,254)

Total Options Written (Premiums Received--$0)                                                                    (84,254)

Total Investments, Net of Options Written (Cost--$1,905,728,263)--100.80%                                  1,924,469,394

Liabilities in Excess of Other Assets--(0.80%)                                                               (15,358,864)
                                                                                                          --------------
Net Assets--100.00%                                                                                       $1,909,110,530
                                                                                                          ==============


Net Asset      Class A--Based on net assets of $294,682,017 and 30,073,249 shares of beneficial
Value:                  interest outstanding                                                              $         9.80
                                                                                                          ==============
               Class B--Based on net assets of $701,285,103 and 71,589,081 shares of beneficial
                        interest outstanding                                                              $         9.80
                                                                                                          ==============
               Class C--Based on net assets of $50,724,825 and 5,178,643 shares of beneficial
                        interest outstanding                                                              $         9.80
                                                                                                          ==============
               Class D--Based on net assets of $862,418,585 and 88,040,201 shares of beneficial
                        interest outstanding                                                              $         9.80
                                                                                                          ==============


 (1)Represents the interest only portion of a mortgage-backed obligation.
 (2)Represents balloon mortgages that are non-amortizing and have 7-year maturities.
 (3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
 (4)Represents balloon mortgages that amortize on a 22-year schedule and have 22-year maturities.
 (5)Represents European style options which can be exercised only on the notification date. These options, when combined, represent a standby purchase commitment whereby the Trust is obligated to purchase the outstanding principal amount of specific GNMA, 30-year, 6.625% Adjustable Rate Mortgage pools as of September 20, 2011. For this commitment, the Trust receives a net 0.12% per annum based on the nominal value covered by the options.
 (6)Adjustable Rate Security. The interest rate resets annually at the 1-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
 (7)Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
 (8)Represents balloon mortgages that amortize on a 15-year schedule and have 15-year maturities.
 (9)Represents balloon mortgages that amortize on a 25-year or 30-year schedule and have 10-year maturities.
(10)Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
(11)Represents or includes a "to-be-announced" (TBA) transaction.
    The Trust has committed to purchasing securities for which all specific information is not available at this time.
  ++Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of November 30, 1998.
++++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums. *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
  **Real Estate Mortgage Investment Conduits (REMICs).
 ***Repurchase Agreements are fully collateralized by US Government &
    Agency Obligations.